SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2016
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

Note 4 — SHARE-BASED PAYMENTS

The company recognized share-based compensation expense as follows:

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Research and development	$141,810	$215,088	$65,399	$91,051
General and administrative	203,484	250,887	105,158	123,865
Total share-based compensation expense	$345,294	$465,975	$170,557	$214,916

As of June 30, 2016, there was a total of $0.8 million in unrecognized compensation expense related to unvested share-based compensation under the Lpath, Inc. Amended and Restated 2005 Equity Incentive Plan. That expense is expected to be recognized over a weighted-average period of 2.2 years. Because of its net operating loss carryforwards, the company did not realize any tax benefits for the tax deductions from share-based payment arrangements during the three months ended June 30, 2016 and 2015.